Exhibit 99.1

InfuSystem Holdings, Inc.

31700 Research Park Drive

Madison Heights, MI 48071

248-291-1210

InfuSystem Announces the Election of Darrell Montgomery

and Christopher Sansone to Board of Directors

MADISON HEIGHTS, MICHIGAN, June 22, 2017—InfuSystem Holdings, Inc. (NYSE MKT: INFU) (“InfuSystem” or the “Company”), a leading national provider of infusion pumps and related services for the healthcare industry in the United States and Canada, announced today that Darrell B. Montgomery and Christopher R. Sansone have been elected as new members to the Company’s Board of Directors at the 2017 annual meeting of its stockholders on June 22, 2017. Messrs. Darrell Montgomery and Christopher Sansone will hold office until they stand for re-election at InfuSystem’s next annual shareholders meeting in 2018.

Darrell B. Montgomery

Darrell B. Montgomery brings nearly 30 years in operational management, technology sales, mergers & acquisitions, consulting experience and leadership abilities developed during his career as an executive. Mr. Montgomery began his business career at Gemini Consulting as a senior consultant leading client teams in telecommunications, computer services, banking, and retail in both the United States and Europe. Mr. Montgomery spent 20 distinguished years at Dell Services, now NTT Services, where he worked with large enterprises as well as small companies principally focused on strategy and IT infrastructure. Mr. Montgomery served as Director of Operations, Global Software Solutions and held a senior role in the Commercial Solutions Group. Mr. Montgomery then served as an Executive Director in charge of establishing and leading the private equity channel working in Healthcare and Travel & Leisure industries. Mr. Montgomery previously served on the Board of Directors of Daegis, Inc., a Nasdaq-listed company, and as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committees. Mr. Montgomery currently serves a Vice President, Global Strategic Engagements for Atos, a global IT services firm. Mr. Montgomery formerly served on active duty as a U.S. Marine Corps Infantry Officer and is a Trustee of the U.S. Naval Academy Athletic Foundation. Mr. Montgomery earned a Bachelor of Science in History and General Engineering, with Distinction, from the U.S. Naval Academy and a Masters of Business Administration from Harvard Business School.

Christopher R. Sansone

Christopher R. Sansone brings extensive investment experience as both a managing partner and founder of an investment partnership and various executive leadership roles throughout his career. Mr. Sansone brings experience and prospective as an analyst and as a managing partner and founder of Sansone Capital Management, LLC. Prior to founding Sansone Capital Management, LLC, Mr. Sansone held various roles involving small capitalization companies, including his position as an analyst and proprietary trader for Robotti & Company, LLC, a broker-dealer specializing in small- and micro-capitalization equities. Mr. Sansone served as a director on the board of EDAC Technologies from 2011 to 2013 and on its Audit Committee and Nominating and Governance Committee. Mr. Sansone has served as a director on the board of Decorator Industries from 2011 to 2012. Mr. Sansone was also a member of the committee of unsecured creditors in Palm Harbor Homes from 2010 to 2011 and served as a member on the OCA Incorporated Equity Committee from 2006 to 2007. Mr. Sansone holds a Bachelor of Science in Economics from Pace University.

Mr. Sansone serves as a Managing Partner of Sansone Advisors, LCC, Sansone Capital Management, LLC and Christopher Sansone (collectively, the “Sansone Group”), and is one of the Company’s largest stockholders. Accordingly, Mr. Sansone holds voting and dispositive power over the Common Stock held by the Sansone Group. In addition, Mr. Sansone has shared and voting dispositive power over the Common Stock held by Sansone Partners, LP.

Management Discussion

Gregg Lehman, Ph.D., executive chairman of the board of InfuSystem commented, “We are pleased to welcome Darrell Montgomery and Chris Sansone to the Board. Darrell has built a distinguished career with nearly 30 years of operational management, technology sales, mergers & acquisitions, consulting experience and executive leadership positions. Chris brings extensive investment experience and various executive leadership roles throughout his career and will assist the Board in analyzing various corporate investment decisions and will add an additional layer of financial analytics. Their extensive experience and expertise will be an asset to the Board and provide us with added depth to the Board’s broad scope of professional backgrounds.”

About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. is a leading provider of infusion pumps and related services to hospitals, oncology practices and other alternate site healthcare providers. Headquartered in Madison Heights, Michigan, the Company delivers local, field-based customer support and also operates Centers of Excellence in Michigan, Kansas, California, Texas, Georgia and Ontario, Canada. The Company’s stock is traded on the NYSE MKT under the symbol INFU.

Forward-Looking Statements

Statements made in this press release that are not historical facts are considered to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain factors that could cause actual results to differ, perhaps materially, from those indicated by these forward-looking statements. Those factors, risks and uncertainties include, but are not limited to, potential changes in overall healthcare reimbursement, including CMS competitive bidding, sequestration, concentration of customers, increased focus on early detection of cancer, competitive treatments, dependency on Medicare Supplier Number, availability of chemotherapy drugs, global financial conditions, changes and enforcement of state and federal laws, natural forces, competition, dependency on suppliers, risks in acquisitions & joint ventures, U.S. Healthcare Reform, relationships with healthcare professionals and organizations, technological changes related to infusion therapy, dependency on websites and intellectual property, the ability of the Company to successfully integrate acquired businesses, dependency on key personnel, dependency on banking relations and covenants, and other risks associated with our common stock, as well as any litigation to which the Company may be involved in from time to time; and other risk factors as discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2016 and in other filings made by the Company from time to time with the Securities and Exchange Commission, including our quarterly reports on Form 10-Q. Our annual report on Form 10-K is available on the SEC’s EDGAR website at www.sec.gov, and a copy may also be obtained by contacting the Company. All forward-looking statements made in this press release speak only as of the date hereof. We do not intend, and do not undertake any obligation, to update any forward-looking statements to reflect future events or circumstances after the date of such statements, except as required by law.

Additional information about InfuSystem Holdings, Inc. is available at www.infusystem.com.

CONTACT:	Gregg Lehman

Executive Chairman – InfuSystem Holdings, Inc.

615-567-5462

Joe Dorame, Joe Diaz & Robert Blum

Lytham Partners, LLC

602-889-9700